                                                                   EXHIBIT 10.40

             SECOND AMENDMENT TO STOCKHOLDER PROTECTION AGREEMENT


          THIS SECOND AMENDMENT TO STOCKHOLDER PROTECTION AGREEMENT (this

"Amendment") is entered into as of the 26th day of July, 1999 by and between
----------
PROTEIN POLYMER TECHNOLOGIES, INC., a Delaware corporation (the "Company"), and
                                                                 -------
CONTINENTAL STOCK TRANSFER & TRUST COMPANY, as Rights Agent (the "Rights
                                                                  ------
Agent").

                                  R E C I T A L S:
                                  - - - - - - - -

          A. Pursuant to Section 4.4 of that certain Stockholder Protection Agreement dated as of August 22, 1997 ( the "Stockholder Protection Agreement")
                                             --------------------------------
by and between the Company and the Rights Agent, prior to the Separation Time, the Company may supplement or amend any provision of the Stockholder Protection Agreement in any respect without the approval of any holders of Rights. Capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Stockholder Protection Agreement.

          B. The Rights Agent has agreed pursuant to Section 4.4 of the Stockholder Protection Agreement to execute any supplement or amendment to the Stockholder Protection Agreement upon delivery of a certificate (the "Officer's
                                                                      ---------
Certificate") from an appropriate officer of the Company stating that the
-----------
proposed supplement or amendment is in compliance with such Section.

          C. The Company has delivered an Officer's Certificate to the Rights Agent with respect to this Amendment.

          NOW THEREFORE, in consideration of the foregoing facts and such other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and Rights Agent hereby agree as follows:


                                 AGREEMENT
                                 ---------

Section 1.  MODIFICATION OF STOCKHOLDER PROTECTION AGREEMENT.
            ------------------------------------------------

          The definition of "Minority Investor" in Section 1.1(m) of the Stockholder Protection Agreement is hereby amended in its entirety to read as follows:

            "`Minority Investor' shall mean any Person (together with such
              -----------------
            Minority Investor's Affiliates and Associates) who, with the express written approval of the Board of Directors of the Company, acquires aggregate Beneficial Ownership of 15% or more but less than or equal to that percentage expressly approved in writing by the Company, as approved by its Board of Directors, but in no event greater than 60% of the outstanding Common Stock of the Company."

Section 2.  MISCELLANEOUS PROVISIONS
            ------------------------

            (a) Descriptive Headings.  Descriptive headings appear herein for
                --------------------
convenience of reference only and shall not control or affect the meaning or construction of any provisions hereof.

            (b) Governing Law.  This Amendment shall be construed, interpreted
                -------------
and applied in accordance with the internal laws of the State of New York without giving effect to doctrines relating to conflicts of laws.

            (c) Counterparts.  This Amendment may be executed in one or more
                ------------
counterparts, each of which shall be an original, but all of which taken together shall constitute one and the same instrument.

            (d) Stockholder Protection Agreement References.  As of the date
                -------------------------------------------
hereof any references to "this Agreement" in the Stockholder Protection Agreement or any other agreement, document or instrument related thereto shall mean the Stockholder Protection Agreement as modified by this Amendment.


                                 [SIGNATURE PAGE FOLLOWS]

            IN WITNESS WHEREOF, this Amendment has been duly executed as of the date first above written.


Company:                    PROTEIN POLYMER TECHNOLOGIES, INC.
-------



                            By: /s/ J. THOMAS PARMETER
                                --------------------------------------
                                 J. Thomas Parmeter,
                                 President and Chief Executive Officer


Rights Agent:               CONTINENTAL STOCK TRANSFER & TRUST COMPANY
------------

                            By: /s/ WILLIAM F. SEEGRABER
                                --------------------------------------
                               Name: William F. Seegraber
                               Title:   Vice President

                                      -3-